Imperial Fund II, LLC ABS-15G

Exhibit 99.5

NQM2_Imperial Fund II_15-20
Run Date - 8/12/2021 09:55:00 AM
Data Compare Summary (Total)
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	0	523	0.00%
Borrower Last Name	0	523	0.00%
Coborrower First Name	0	523	0.00%
Coborrower Last Name	0	523	0.00%
# of Units	7	523	1.34%
Contract Sales Price	12	523	2.29%
Debt Service Coverage Ratio	48	168	28.57%	All variances were are the result of rounding differences or variances in captured borrower debt calculations. WE used debts from the credit report that may be different than what was known during underwriting. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	67	523	12.81%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	349	523	66.73%	All variances were are the result of differences in captured income sources. In many cases underwriting only captured income necessary to qualify where we may have captured full income or vice versa. In all cases Mission verified all income and reserve Guideline requirements were met.
Occupancy	0	523	0.00%
First Payment Date	6	523	1.15%	In each case the Lender modified the note so that correct first payment dates were noted.
Primary Appraised Value for LTV	144	523	27.53%	We used the ASF designated waterfall which resulted in a tiered waterfall for values. The variances are the result of lower values from either purchase contracts or Desk review secondary valuations. Mission verified in each case that the lower valuation met guideline requirements or an exception with compensating factors was present.
Note Date	7	523	1.34%
Original Note Interest Rate	0	523	0.00%
Original Loan Amount	0	523	0.00%
Original LTV	14	523	2.68%	Mission verified in each case that the lower LTV met guideline requirements or an exception with compensating factors was present.
Original P&I	0	523	0.00%
Property Type	114	523	21.80%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	523	0.00%
Refi Purpose	0	523	0.00%
Street	0	523	0.00%
City	0	523	0.00%
State	0	523	0.00%
Zip	0	523	0.00%